-----------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                               December 18, 2003

                           HFC REVOLVING CORPORATION
                           -------------------------
            (Exact Name of Registrant as Specified in its Charter)




  Delaware                            333-84268-06           36-3955292
  --------------------------------------------------------------------------
  (State or Other Jurisdiction of     (Commission File       (I.R.S. Employer
  Incorporation)                      Number)                Identification No.)

  2700 Sanders Road
  Prospect Heights, Illinois                                 60070
  --------------------------------------------------------------------------
  (Address of Principal                                      (Zip Code)
  Executive Offices)

      Registrant's telephone number, including area code: (847) 564-5000

                                   No Change
                           -------------------------
         (Former Name or Former Address, if Changed Since Last Report)

 Item 5.       Other Events and Required FD Disclosure.

 Sale and Servicing Agreement, Amended and Restated Trust Agreement and
 ----------------------------------------------------------------------
 Indenture
 ---------

     On December 18, 2003, Household Home Equity Loan Trust 2003-2 (the "Trust") entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among HFC Revolving Corporation, as depositor, Household Home Equity Loan Trust 2003-2, as trust, Household Finance Corporation, as master servicer, and Bank One, National Association, as indenture trustee, (2) an Amended and Restated Trust Agreement (the "Trust Agreement"), among Household Finance Corporation, HFC Revolving Corporation, as depositor, The Bank of New York, as owner trustee, J.P. Morgan Trust Company, National Association, as co-trustee, and The Bank of New York (Delaware), as Delaware trustee, and (3) an Indenture (the "Indenture"), between Household Home Equity Loan Trust 2003-2, as issuer and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Trust's Closed-End Home Equity Loan Asset Backed Notes, Series 2003-2 (the "Notes"). The Notes were issued on December 18, 2003. The Sale and Servicing Agreement, Trust Agreement and Indenture are annexed hereto as Exhibits 4.1, 4.2 and 4.3, respectively.

 Item 7.  Financial Statements; Pro Forma Financial Information and
          ----------------------------------------------------------
          Exhibits.
          ---------

 (a)   Not applicable.

 (b)   Not applicable.

 (c)   Exhibits:

             4.1   Sale and Servicing Agreement dated as of December 18, 2003.

             4.2   Trust Agreement dated December 18, 2003.

             4.3   Indenture dated December 18, 2003.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HFC REVOLVING CORPORATION



                                    By:  /s/ Michael J. Forde
                                        ------------------------------

                                        Name:  Michael J. Forde
                                        Title: Assistant Secretary

Dated: December 31, 2003

                                EXHIBIT INDEX
                                -------------

Exhibit No.                Description
-----------                -----------

4.1 Sale and Servicing Agreement dated as of December 18, 2003.
4.2                        Trust Agreement dated December 18, 2003.
4.3                        Indenture dated December 18, 2003.